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                                                                  EXHIBIT 23.1


                       Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-34391) and related Prospectus of Glasstech, Inc. for the registration of $70,000,000 aggregate principal amount of Series B 12 3/4% Senior Notes due 2004.


                                                   /s/ Ernst & Young LLP

                                                  Ernst & Young LLP

Toledo, Ohio
October 28, 1997